SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      June 25, 2002


                               FRESH BRANDS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-549                         39-2019963
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
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          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
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                         (Registrant's telephone number)




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Item 4.  Changes in Registrant's Certifying Accountant.
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     On June 25, 2002, our Board of Directors, upon a recommendation made by our
Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as our independent auditors and engaged KPMG LLP ("KPMG") as our independent auditor for our fiscal year ending December 28, 2002.

     During the years ended December 29, 2001 and 2000 and through the date of this Form 8-K, there have not been any disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under
Item 304(a)(1)(v) of Regulation S-K have occurred during the time that Andersen has been engaged as our independent auditor (including through the date hereof).

     Andersen's audit reports on our consolidated financial statements as of and for the years ended December 29, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company has provided Andersen with a copy of the foregoing disclosures. Attached hereto as Exhibit A is a copy of Andersen's letter, dated June 27, 2002, stating its agreement with the foregoing disclosures.

     During the years ended December 29, 2001 and 2000 and through the date of this Form 8-K, we did not, nor did anyone acting on our behalf, consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any reportable events described under Item 304(a)(2)(ii) of Regulation S-K. As of the date of this report, KPMG LLP is in the process of its standard client evaluation procedures and has not accepted the engagement.

Item 7.  Exhibits.
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16       Arthur Andersen's letter, dated June 27, 2002 stating its agreement with the disclosures in this current report on Form 8-K.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FRESH BRANDS, INC.



Date: June 28, 2002                 By: /s/ Armand C. Go
                                        ----------------------------------------
                                         Armand C. Go
                                         Chief Financial Officer, Vice President
                                         Secretary and Treasurer